Exhibit 99.1

Certification Pursuant to Section 906 of the Sarbanes-Oxley Act of 2002

     Pursuant to 18 U.S.C. §1350 as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, I, the undersigned Chief Executive Officer of Smith & Wesson Holding Corporation (the “Company”), hereby certify to my knowledge that the Quarterly Report on Form 10-QSB of the Company for the quarterly period ended January 31, 2003 (the “Report”) fully complies with the requirements of Section 13(a) or 15(d) of the Securities Exchange Act of 1934 and that information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

Dated: March 17, 2003

	BY:	/s/ Mitchell A. Saltz

MITCHELL A. SALTZ CHIEF EXECUTIVE OFFICER